Exhibit 10.7

FIRST AMENDMENT TO GOLDEN LANE PARTICIPATION AGREEMENT

This First Amendment to Golden Lane Participation Agreement (this “First Amendment”) is dated as of the     day of October, 2007 by and between New Dominion, L.L.C., an Oklahoma limited liability company (“NDL”), Scintilla, L.L.C., an Oklahoma limited liability company (“Scintilla”), North Paradigm Partners, L.P. North Paradigm Partners II, L.P., North Paradigm Partners III-A, L.P., North Paradigm Partners III-B, L.P. (all Delaware limited partnerships), and the Michael Greer and Vickie Greer Family Trust dated January 10, 2007 (collectively the “NPP Group”), and CEU Paradigm, LLC, a Delaware limited liability company (“CEU,” and, collectively with Scintilla and the NPP Group, the “Participants”).

RECITALS

A. The Participants have previously entered into that certain Golden Lane Participation Agreement dated effective January 10, 2007 (the “Participation Agreement”).

B. The Participants now desire to amend the Participation Agreement in accordance with the terms of this First Amendment in order to correct (i) the interests shown on Exhibit “A” to the Participation Agreement and (ii) certain township and range descriptions shown on Exhibit “A” to the Participation Agreement.

AGREEMENTS

NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Participants agree as follows:

1. All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Participation Agreement.

2. The Participation Agreement is amended as follows:

Exhibit “A” to the Participation Agreement is amended and restated to read as provided in Exhibit “A” attached hereto, effective as of the date of the Participation Agreement.

3. The Participants ratify the terms of the Participation Agreement, as amended by this First Amendment. All of the terms and provisions of the Participation Agreement are and shall remain in full force and effect, subject to the terms of this First Amendment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Participants have executed this First Amendment as of the date first above written.

NDL:		CEU Paradigm, LLC:

NEW DOMINION, L.L.C.		CEU PARADIGM, LLC

By:	/s/ David J. Chernicky	By:	/s/ Stu Rubenstein
	David J. Chernicky, Manager		Stu Rubenstein, Chief Operating Officer

SCINTILLA:

SCINTILLA, L.L.C.

By:	/s/ David J. Chernicky
David J. Chernicky, Manager

North Paradigm Partners, L.P.		North Paradigm Partners II, L.P.

NORTH PARADIGM PARTNERS, L.P.		NORTH PARADIGM PARTNERS II, L.P.

By:	/s/ Michael J. Greer	By:	/s/ Michael J. Greer
Name:	Michael J. Greer	Name:	Michael J. Greer
Title:	CEO of Managing General Partner	Title:	CEO of Managing General Partner

Signature Page to First Amendment to Golden Lane Participation Agreement

North Paradigm Partners III-A, L.P.		North Paradigm Partners III-B, L.P.

NORTH PARADIGM PARTNERS III-A, L.P.		NORTH PARADIGM PARTNERS III-B, L.P.

By:	/s/ Michael J. Greer	By:	/s/ Michael J. Greer
Name:	Michael J. Greer	Name:	Michael J. Greer
Title:	CEO of Managing General Partner	Title:	CEO of Managing General Partner

Waveland Drilling Partners 2006A, L.P.		Waveland Drilling Partners 2006B, L.P.

WAVELAND DRILLING PARTNERS 2006A, L.P.		WAVELAND DRILLING PARTNERS 2006B, L.P.

By:	/s/ Michael J. Greer	By:	/s/ Michael J. Greer
Name:	Michael J. Greer	Name:	Michael J. Greer
Title:	CEO of Managing General Partner	Title:	CEO of Managing General Partner

Waveland Drilling Partners 2007A, L.P.		Michael Greer and Vickie Greer Family Trust dated January 10, 2007

WAVELAND DRILLING PARTNERS 2007A, L.P.		MICHAEL GREER AND VICKIE GREER FAMILY TRUST DATED JANUARY 10, 2007

By:	/s/ Michael J. Greer	By:	/s/ Michael J. Greer
Name:	Michael J. Greer	Name:	Michael J. Greer, Trustee
Title:	CEO of Managing General Partner

		By:	/s/ Vickie J. Greer
		Name:	Vickie J. Greer, Trustee

Signature Page to First Amendment to Golden Lane Participation Agreement

EXHIBIT “A” to First Amendment to Golden Lane Participation Agreement

EXHIBIT “A”
TO THE GOLDEN LANE PARTICIPATION AGREEMENT DATED 1/10/2007

North Paradigm Area	T11N-R6E
Pottawatomie and Seminole counties
Oklahoma

CEU	36.0000%
Scintilla	39.0000%
NPP Group	25.0000%

Boomtown Area	T10 and 11N-R5E
Pottawatomie and Seminole counties
Oklahoma

CEU	39.0625%
Scintilla	60.9375%

South Paradigm	T10N-R6E
Pottawatomie and Seminole counties
Oklahoma

CEU	47.6875%
Scintilla	52.3215%

Wells with outside prior participation agreements in South Paradigm:

Votaw #1-18H	W/2 Sec. 18, T10N, R6E
Scintilla	52.3125%
CEU	47.6875%

Angus #1H	W/2 NE/4 Sec. 11, T10N, R6E
Scintilla	74.4625%
CEU	25.5375%

Stitt #2H	SW/4 Sec. 17, T10N, R6E
Scintilla	43.0750%
CEU	56.9250%

Sims #1H	NW/4 Sec. 11, T10N, R6E
Scintilla	98.7500%
CEU	1.2500%

Black Tiger #1-23H	SE/4 Sec. 22 and SW/4 Sec. 23, T10N, R6E
Scintilla	46.5625%
CEU	53.4375%

Koron #1-18H	E/2 Sec. 18, T10N, R6E
Scintilla	52.3125%
CEU	47.6875%

Speer #1-20H	W/2 Sec. 20, T10N, R6E
Scintilla	52.3125%
CEU	47.6875%

Mona #2H	N/2 Sec. 19, T10N, R6E
Scintilla	61.8196%
CEU	38.1804%

Robyn #3H	SW/4 Sec. 11, T10N, R6E
Scintilla	55.2125%
CEU	44.7875%

Gleichman #1H	S/2 Sec. 4, T10N, R6E
Scintilla	52.3125%
CEU	47.6875%

Tull #1-4H	N/2 Sec. 4, T10N, R6E
Scintilla	52.3125%
CEU	47.6875%

Paradox	T10 and 11N, R7E
Seminole and Okfuskee counties
Oklahoma

CEU	37.5000%
Scintilla	37.5000%
NPP Group	25.0000%